UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2010, Windstream Corporation (“Windstream” or the “Company”) issued a press release announcing the Company’s first quarter 2010 unaudited consolidated results of operations. The press release presents the Company’s consolidated results of operations measured under generally accepted accounting principles in the United States (“GAAP”) and certain unaudited pro forma results of operations from current businesses, which are not calculated in accordance with GAAP. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Windstream Corporation has entered into the following pending and completed transactions that may cause results reported under GAAP to be not necessarily indicative of future results:

Pending Transactions

•

On November 23, 2009, Windstream entered into an agreement and plan of merger to acquire Iowa Telecommunications Services, Inc. (“Iowa Telecom”). Windstream expects to complete this acquisition during the second quarter of 2010.

Completed Transactions

•	On February 8, 2010, Windstream completed the acquisition of NuVox, Inc. (“NuVox”)
•	On December 1, 2009, Windstream completed the acquisition of Lexcom, Inc. (“Lexcom”).
•	On November 10, 2009, Windstream completed the acquisition of D&E Communications, Inc. (“D&E”).
•

On August 21, 2009, Windstream completed the sale of its out-of-territory product distribution operations to Walker and Associates of North Carolina, Inc. for approximately $5.3 million in total consideration.

The Company’s press release includes a presentation of unaudited pro forma results of operations that either includes or excludes the following items when compared to measures prepared in accordance with GAAP:

Includes:

•	Preacquisition results of operations of Lexcom, D&E and NuVox.

Excludes:

•	Merger and integration costs associated with the transactions discussed above and
•	Results from the out-of-territory product distribution operations.

Windstream’s purpose for including the preacquisition results of D&E, Lexcom and NuVox and for excluding non-recurring items and the results of the disposed operations is to improve the comparability of results of operations for periods in 2009 to the results of operations for the same periods of 2010 in order to focus on the true earnings capacity associated with providing telecommunication services.

The Company uses pro forma results from current businesses as a key measure of its operational performance. Windstream management, including the chief operating decision-maker, uses these measures consistently for all purposes, including internal reporting, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

The Company’s press release, and other communications from time to time, include a non-GAAP measure titled operating income before depreciation and amortization, or OIBDA. OIBDA can be calculated directly from the Company’s financial statements by taking operating income and adding back depreciation and amortization expense. The Company will also at times make reference to pro forma OIBDA from current businesses, which is also a non-GAAP measure. Pro forma OIBDA from current businesses adjusts OIBDA for the items that are either included or excluded from pro forma results from current businesses. Management considers OIBDA to be useful to investors because OIBDA provides information specific to the Company’s operating performance.

In addition, from time to time the Company’s communications will also include the following non-GAAP measures:

•

Pro forma adjusted OIBDA, defined as pro forma OIBDA from current businesses adjusted to exclude the impacts of pension expense, restructuring charges and restricted stock expense. Pro forma adjusted OIBDA is included to provide investors with useful information about the Company’s operating performance before the impacts of certain non-cash items and to enhance the comparability of operating results for the periods presented.

•

Net debt, defined as consolidated debt including current maturities, less cash and cash equivalents. The Company believes net debt provides useful information to investors about the Company’s capital structure.

•

Pro forma adjusted free cash flow, defined as pro forma adjusted OIBDA less cash interest, cash taxes and capital expenditures. Pro forma adjusted free cash flow is calculated on a basis consistent with the Company’s 2010 guided expectations and is useful to investors for assessing the Company’s performance against such expectations.

•

Dividend payout ratio, defined as dividends paid on common shares divided by adjusted free cash flow. The Company believes the dividend payout ratio provides the investor useful information about the Company’s operating performance after the payment of dividends to shareholders.

Additional Information and Where to Find It

In connection with the proposed merger of Windstream and Iowa Telecom, Windstream has filed a Registration Statement on Form S-4 with the SEC that contains a proxy statement/prospectus. Iowa Telecom investors and security holders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC because these documents contain important information about Iowa Telecom, Windstream and the proposed merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus available at the SEC’s Web site at www.sec.gov. Free copies of the proxy statement/prospectus may also be obtained from Windstream upon written request to Windstream investor Relations, 4001 Rodney Parham Road, Little Rock, AR 72212 or by calling (866) 320-7922, or from Iowa Telecom upon written request to Iowa Telecommunications Services, Inc., 403 W. Fourth Street North, Newton, IA 50208 or by calling 1-641-787-2089.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 99(a)	Windstream Press Release dated May 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ Anthony W. Thomas
Name:	Anthony W. Thomas
Title:	Chief Financial Officer

May 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99(a)	Windstream Press Release dated May 5, 2010

5